                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2003


                        State Auto Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Ohio
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-19289                                      31-1324304
----------------------------------            ----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a letter dated June 4, 2003, from Robert H. Moone, President and Chief Executive Officer of State Automobile Mutual Insurance Company, the holder of approximately 67% of the outstanding common shares of State Auto Financial Corporation ("STFC"), to Gregory M. Shepard, a minority shareholder in STFC.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

        EXHIBIT NO.       DESCRIPTION

           99.1 Letter dated June 4, 2003, from Robert H. Moone, President and Chief Executive Officer of State Automobile Mutual Insurance Company, to Gregory M. Shepard.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        State Auto Financial Corporation


Date: June 4, 2003                      By: /s/ Robert H. Moone
                                            ------------------------------------
                                            Robert H. Moone, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   99.1 Letter dated June 4, 2003, from Robert H. Moone, President and Chief Executive Officer of State Automobile Mutual Insurance Company, to Gregory M. Shepard.